POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Samuel R. Bright, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom and Scott Thomas, and each ofthem, as such person's true and lawful attomeys in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contrac,.!~,.Jiled with the Securities and Exchange Commission in connection with this Registration Statement on Fonp,S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Se<3,mities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of ( a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or hi her substitu s may do or cause to be done by virtue hereof. Date: ________ , 2023 . Bright State of ---------- ) ) ss. County of ________ ~ SUBSCRIBED AND SWORN to before me this_ day of ___ ~ 2023, by Samuel R. Bright, who I have identified to be the person who signs herein. NOTARY PUBLIC My Commission Expires: (!) J I (4,) ~ 0 .2- _J - State of California, County. cf $' ,,4 (V ,u. ~ - Subscribed and ., - '-, cr::: \ e-- ~ worn to (or !ftirmeq) before me on this~ dayof f- e /:J, 2 7 by >'lr'M.v eJ_ ,20~. /!.. QJ'Z-I~kt proved to me on the b . f . to be the personf.aol'. as,s o satisfactory evidence . ~o app~areP'flJ(o~e fTJ?· Signature: '--------.:._:__

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jason E. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom and Scott Thomas, and each of them, as such person's true and lawful attomeys in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account'') in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of ( a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confrrming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confrrm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: ~ ~ /1- , 2023 •' State of .I//m,v f ) ... I ) ss. County of _ _,,,U_,.,CJCll._-~'C ___ ~) SUBSCRIBED AND SWORN to before me this f1 day of Fe/;, 1 identified to be the person who signs herein. My Commission Expires: :'.o/' -//:£-:Lt5..2£ JASON FRANKLIN OFFICIAL SEAL NO)'ARY PUBLIC - STATE OF ILLINOIS ~Commission 898128 Expires7-16-2023 , 2023, by Jason E. Brown, who I have

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that Jeffrey R. Brown, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krish.'liamurthy, Derek Dom 1md Scott Thomas, and each of them, as such person's true and lawful attomeys in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Fonn S-1 for sale and operation of the TIAA Real Estate Account (the "Account") in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of ( a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such personmight or could do in person, hereby ratifying and confinning all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue her,eof. Date: ~:!> ,2023 State of l I I in.o ,s County of Ch a W\pA•~ V\ ) ) ss. ) Jdfrey~ ... SUBSCRIBED AND SWORN to before me this 11-1-hday o:f"flbo\.ttY'1, 2023, by Jeffrey R. Brown, who I have identified to be the person who signs herein. My Commission Expires: t:f / '27 / 2 (p OFFICIAL SEAL LEAH K DRESTE NOTARY PUBLIC, STATE OF ILLINOIS My Commission Expires 9/27/26

POWER OF ATTORNEY KNOW ALL MEN BY THESE PRESENTS, that La June Montgomery Tabron, a member of the Board of Trustees of Teachers Insurance and Annuity Association of America, whose signature appears below, appoints Deirdre Hykal, Aneal Krishnamurthy, Derek Dom and Scott Thomas, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all such capacities, to take all actions which are necessary in connection with the offering of certain variable annuity contracts, filed with the Securities and Exchange Commission in connection with this Registration Statement on Form S-1 for sale and operation of the TIAA Real Estate Account (the "Account'') in order to comply with the Securities Act of 1933, as amended (the "1933 Act") and other applicable federal laws, including, without limitation, the filing of(a) any pre- or post-effective amendments to this Registration Statement, any registration statement ( or amendment thereto) related to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the 1933 Act, prospectuses, supplements, exhibits, and other documents relating thereto, and amendments to the foregoing; (b) any undertakings, and any applications for exemptions from the 1933 Act or other applicable federal laws; and (c) any other appropriate filings with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. I hereby ratify and confirm all that said attorney-in-fact or his or her substitutes may do or cause to be done by virtue hereof. Date: f e.,,b B , 2023 State of £:n '1..-¢c'D'--. ) ) ss. Countyof Mar1l'¥='- ) SUBSCRIBED AND SWORN to before me this _fr_ day of "y-e...\:2 , 2023, by La June Montgomery Tabron, who !have identified to be the person who signs h~~~ cJ]_.il_ My Commission Expires:f¾,c l 01 1 Th1AP ~ DEYANIRA VALLE (j{r.~~ Notary Public - Arizona l;,\ ~ l Maricopa County ~~ Commission#624474 My Comm. ExpiresApr 10, 2026

Derek B. Dorn Notary Public – State of New York No. 02DO6416651 Qualified in Kings County My Commission Expires 04-19-2025